                                   EXHIBIT 99



MEDIA CONTACTS:                               ANALYST CONTACTS:
     Bill Murschel     (216) 689-0457           Lee Irving        (216) 689-3564
     Mary Lou Ringle   (216) 689-0456           Vern Patterson    (216) 689-0520

WEB SITE:         www.Key.com

FOR IMMEDIATE RELEASE

                   KEYCORP REPORTS THIRD QUARTER 1998 EARNINGS
                   -------------------------------------------

-     FEE INCOME UP 25 PERCENT FROM THE YEAR-AGO QUARTER
-     CONTINUED STRONG COMMERCIAL LOAN GROWTH
-     STRONG ASSET QUALITY; NO EXPOSURE IN RUSSIA OR IN HEDGE FUNDS

         CLEVELAND, October 15, 1998 -- KeyCorp (NYSE: KEY) today reported third-quarter earnings of $252 million, or $0.57 per diluted common share, up from $236 million, or $0.53, recorded in the third quarter of 1997. This represents an 8 percent increase in earnings per diluted common share from the year-ago quarter. For the first nine months of 1998, earnings were $736 million, up 10 percent from $671 million for the first nine months of 1997. On a diluted per common share basis, Key's year-to-date earnings were $1.65, amounting to a 9 percent increase from $1.51 for the same period last year.

         Key's return on average equity was 18.1 percent, and return on average total assets was 1.32 percent for the third quarter of 1998, compared with 19.4 percent and 1.34 percent, respectively, for the third quarter of last year. For the first nine months of 1998, Key's returns on average equity and assets were
18.3 percent and 1.33 percent, respectively, compared with 18.8 percent and 1.32 percent for the first nine months of 1997.

         "Strong growth in fee income continued to drive Key's earnings improvement in the third quarter," said Robert W. Gillespie, KeyCorp chairman and chief executive officer. "Noninterest income was up 25 percent from the year-ago third quarter, after excluding 1997 branch divestiture gains. Asset quality continues to be strong; our minimal emerging markets exposure relates predominantly to self-liquidating trade finance transactions. That fact and the absence of hedge fund exposure have contributed to the stability of our provision for loan losses and net charge-off levels.

KEYCORP REPORTS THIRD QUARTER 1998 EARNINGS
OCTOBER 15, 1998
PAGE 2


Especially in light of recent foreign economic deterioration, we are gratified by our success in growing and diversifying Key's revenue stream with a disciplined credit culture.

         "We continue to implement strategies that will significantly alter Key's revenue mix in 1999 and beyond by expanding into fee-generating businesses outside of traditional banking. Along those lines, we are pleased that the planning for the integration of McDonald & Company Investments, Inc. has been progressing well, and we anticipate that depending upon the timing of the receipt of certain regulatory approvals, the acquisition of McDonald may close as early as October 23. Through the integration process, we have become even more convinced that this partnership will create new benefits for clients and increased opportunities for growth in fee-generating businesses," Gillespie said.

         Net interest income in the third quarter of 1998 totaled $700 million, up $20 million, or an annualized 12 percent from the prior quarter and relatively unchanged from the third quarter of last year. The improvement from the second quarter of 1998 reflected a $1.7 billion increase in average earning assets, while the net interest margin of 4.19 percent was level with the prior quarter. The growth in earning assets was attributable primarily to an annualized 21 percent increase in commercial loans. The small decrease in net interest income from the third quarter of 1997 reflected a 39 basis point reduction in the net interest margin, which more than offset an 8 percent increase in average earning assets to $67.5 billion.

         Noninterest income for the third quarter of 1998 was $392 million. Excluding branch divestiture gains of $79 million recorded in the third quarter of 1997, noninterest income increased by $78 million, or 25 percent from the year-ago quarter, and comprised 36 percent of total revenue, compared with 31 percent a year ago. This growth reflected the continuation of broad-based strength with the largest increases coming from investment banking and capital markets activities and trust and asset management. Excluding branch divestiture gains, noninterest income for the first nine months of 1998 was up $238 million, or 28 percent, from the same period last year.

         Noninterest expense totaled $647 million for the third quarter of 1998, compared to $648 million in the year-ago quarter. Included in last year's expense was a $50 million real estate impairment charge recorded in connection with Key's nationalization and related centralization efforts. Excluding this charge, noninterest expense increased by $49 million, or 8 percent. The increase came largely from the impact of acquisitions completed in the third quarter of 1997 and higher personnel costs associated with various incentive programs, including those related to investment banking and capital markets activities. Compared with the second quarter of 1998, noninterest expense increased by $31 million. For the first nine months of 1998, noninterest expense (excluding the real estate

KEYCORP REPORTS THIRD QUARTER 1998 EARNINGS
OCTOBER 15, 1998
PAGE 3


impairment charge) rose $108 million, or 6 percent, from the comparable 1997 period. This included an $8 million increase in costs incurred to be Year 2000 compliant.

         The provision for loan losses for the 1998 third quarter was $71 million and equal to the level of net charge-offs. The provision was essentially unchanged from the prior quarter and $31 million lower than that reported in the third quarter of 1997. Net loan charge-offs were 0.48 percent of average loans outstanding for the quarter, compared with 0.51 percent for the prior quarter and 0.64 percent for the year-ago quarter.

         Key's capital ratios continue to exceed all "well-capitalized" benchmarks. The tangible equity to tangible assets ratio (including capital securities receiving Tier 1 treatment) was 6.76 percent as of September 30, 1998, compared with 6.91 percent last quarter and 6.16 percent a year earlier. The decline from the prior quarter reflected Key's third quarter 1998 repurchase of 4.6 million of its common shares in connection with the anticipated closing of the McDonald transaction in the fourth quarter.

--------------------------------------------------------------------------------
This news release contains forward-looking statements which are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: sharp and/or rapid changes in interest rates; significant changes in the economy which could materially change anticipated credit quality trends and the ability to generate loans; significant delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; unforeseen business risks related to Year 2000 computer systems issues; and significant changes in accounting, tax, or regulatory practices or requirements.
--------------------------------------------------------------------------------

                                      # # #

KEYCORP REPORTS THIRD QUARTER 1998 EARNINGS
OCTOBER 15, 1998
PAGE 4

                              FINANCIAL HIGHLIGHTS
                 (dollars in millions, except per share amounts)


                                                                        Three months ended
                                                   ---------------------------------------------------------------
                                                      09-30-98               06-30-98                 09-30-97
                                                   ---------------       ----------------         ----------------
SUMMARY OF OPERATIONS
    Net interest income (TE)                        $       708             $       689             $       715
    Provision for loan losses                                71                      72                     102
    Noninterest income                                      392                     380                     393
    Noninterest expense                                     647                     616                     648
    Net income                                              252                     249                     236

PER COMMON SHARE
    Net income                                      $       .57             $       .57             $       .54
    Net income - assuming dilution                          .57                     .56                     .53
    Cash dividends                                         .235                    .235                     .21
    Book value at period end                              12.73                   12.55                   11.55
    Market price at period end                            28.88                   35.63                   31.82

AT PERIOD END
    Full-time equivalent employees                       24,586                  24,711                  25,622
    Full-service banking offices                            961                     962                   1,088

PERFORMANCE RATIOS
    Return on average total assets                         1.32%                   1.35%                   1.34%
    Return on average equity                              18.14                   18.47                   19.41
    Efficiency 1                                          57.09                   58.22                   56.75
    Overhead 2                                            33.33                   37.30                   37.76
    Net interest margin (TE)                               4.19                    4.19                    4.58

CAPITAL RATIOS AT PERIOD END
    Equity to assets 3                                     8.11%                   8.28%                   7.74%
    Tangible equity to tangible assets 3                   6.76                    6.91                    6.16
    Tier 1 risk-adjusted capital 4                         6.72                    7.15                    6.73
    Total risk-adjusted capital 4                         11.12                   11.86                   11.10
    Leverage 4                                             6.88                    7.04                    6.33


 1 Calculated as noninterest expense (excluding certain nonrecurring charges and distributions on capital securities) divided by taxable-equivalent net interest income plus noninterest income (excluding net securities transactions and gains from bank and branch divestitures).

 2 Calculated as noninterest expense (excluding certain nonrecurring charges and distributions on capital securities) less noninterest income (excluding net securities transactions and gains from bank and branch divestitures) divided by taxable-equivalent net interest income.

 3 Excluding capital securities receiving Tier 1 treatment, these ratios at 9-30-98 are 7.15% and 5.79%, respectively; at 6-30-98 are 7.29% and 5.91%, respectively; and at 9-30-97 are 7.04% and 5.46%, respectively.

 4  9-30-98 ratio is estimated.

TE = Taxable Equivalent

KEYCORP REPORTS THIRD QUARTER 1998 EARNINGS
OCTOBER 15, 1998
PAGE 5

                              FINANCIAL HIGHLIGHTS
                 (dollars in millions, except per share amounts)


                                                                         Three months ended
                                                          ------------------------------------------------------
                                                             09-30-98          06-30-98            09-30-97
                                                          ---------------   ----------------    ----------------
ASSET QUALITY
    Net loan charge-offs                                     $    71             $    72             $    85
    Net loan charge-offs to average loans                        .48%                .51%                .64%
    Allowance for loan losses                                $   900             $   900             $   900
    Allowance for loan losses to
        period end loans                                        1.51%               1.56%               1.68%
    Allowance for loan losses to
        nonperforming loans                                   250.00              240.64              247.25
    Nonperforming loans at period end                        $   360             $   374             $   364
    Nonperforming assets at period end                           402                 417                 411
    Nonperforming loans to period end loans                      .61%                .65%                .68%
    Nonperforming assets to period end loans plus
        OREO and other nonperforming assets                      .68                 .72                 .77

                                                            Nine months ended
                                                  --------------------------------------
SUMMARY OF OPERATIONS                                09-30-98               09-30-97
                                                  ----------------      ----------------
    Net interest income (TE)                         $    2,070             $    2,122
    Provision for loan losses                               220                    244
    Noninterest income                                    1,128                    940
    Noninterest expense                                   1,863                  1,805
    Net income                                              736                    671

PER COMMON SHARE
    Net income                                       $     1.68             $     1.53
    Net income - assuming dilution                         1.65                   1.51
    Cash dividends                                         .705                    .63

PERFORMANCE RATIOS
    Return on average total assets                         1.33%                  1.32%
    Return on average equity                              18.29                  18.78
    Efficiency 1                                          57.56                  57.75
    Overhead 2                                            35.31                  40.81
    Net interest margin (TE)                               4.20                   4.67

ASSET QUALITY
    Net loan charge-offs                             $      220             $      217
    Net loan charge-offs to average loans                   .52%                   .57%

KEYCORP REPORTS THIRD QUARTER 1998 EARNINGS
OCTOBER 15, 1998
PAGE 6

                           CONSOLIDATED BALANCE SHEETS
                              (dollars in millions)


ASSETS                                                             09-30-98           06-30-98           09-30-97
                                                                ---------------   ----------------   ----------------
    Loans                                                              $59,444            $57,769            $53,676
    Investment securities                                                  984              1,038              1,344
    Securities available for sale                                        5,928              6,482              7,563
    Short-term investments                                               2,212              1,652              1,217
                                                                ---------------   ----------------   ----------------
        Total earning assets                                            68,568             66,941             63,800
    Allowance for loan losses                                             (900)              (900)              (900)
    Cash and due from banks                                              2,750              3,050              2,940
    Premises and equipment                                                 876                894                993
    Goodwill                                                             1,038              1,028              1,095
    Other intangible assets                                                 83                 88                112
    Corporate owned life insurance                                       1,974              1,945              1,583
    Other assets                                                         3,302              2,732              2,454
                                                                ---------------   ----------------   ----------------
        TOTAL ASSETS                                                   $77,691            $75,778            $72,077
                                                                ===============   ================   ================



LIABILITIES
    Deposits in domestic offices:
        Noninterest-bearing                                           $  8,732           $  8,967           $  8,965
        Interest-bearing                                                31,841             31,262             32,733
    Deposits in foreign offices-interest-bearing                         2,024              1,565              2,172
                                                                ---------------   ----------------   ----------------
        Total deposits                                                  42,597             41,794             43,870
    Federal funds purchased and securities
        sold under repurchase agreements                                 6,652              6,828              6,662
    Bank notes and other short-term borrowings                           7,576              7,855              6,053
    Other liabilities                                                    2,963              2,583              2,099
    Long-term debt                                                      11,353             10,196              7,567
                                                                ---------------   ----------------   ----------------
        TOTAL LIABILITIES                                               71,141             69,256             66,251

Capital securities of subsidiary trusts                                    997                997                750

SHAREHOLDERS' EQUITY                                                     5,553              5,525              5,076

        TOTAL LIABILITIES, CAPITAL SECURITIES
             OF SUBSIDIARY TRUSTS AND                           ---------------   ----------------   ----------------
             SHAREHOLDERS' EQUITY                                      $77,691            $75,778            $72,077
                                                                ===============   ================   ================


Common Shares outstanding (000)                                        436,092 1          440,352 1          219,666

1 Adjusted to reflect the impact of a two-for-one stock split declared January 15, 1998, effected by means of a 100% stock dividend paid March 6, 1998.

KEYCORP REPORTS THIRD QUARTER 1998 EARNINGS
OCTOBER 15, 1998
PAGE 7

                        CONSOLIDATED STATEMENTS OF INCOME
                 (dollars in millions, except per share amounts)

                                                                                 Three months ended
                                                                -----------------------------------------------------
                                                                    09-30-98          06-30-98           09-30-97
                                                                ---------------   ----------------   ----------------
INTEREST INCOME                                                         $1,415             $1,372             $1,347

INTEREST EXPENSE                                                           715                692                643

                                                                ---------------   ----------------   ----------------
NET INTEREST INCOME                                                        700                680                704
Provision for loan losses                                                   71                 72                102
                                                                ---------------   ----------------   ----------------

                                                                           629                608                602

NONINTEREST INCOME
    Service charges on deposit accounts                                     77                 75                 77
    Trust and asset management income                                       82                 80                 66
    Investment banking and capital markets income                           62                 50                 38
    Credit card fees                                                        18                 17                 25
    Insurance and brokerage income                                          22                 24                 22
    Corporate owned life insurance income                                   25                 24                 20
    Loan securitization income                                              14                  8                 15
    Net securities gains                                                    --                  2                 --
    Gains from sales of branches/subsidiaries                               --                 33                 79
    Other income                                                            92                 67                 51
                                                                -----------------------------------------------------
        Total noninterest income                                           392                380                393

NONINTEREST EXPENSE
    Personnel                                                              317                302                299
    Net occupancy                                                           58                 56                 54
    Equipment                                                               46                 45                 44
    Amortization of intangibles                                             22                 22                 23
    Marketing                                                               25                 28                 22
    Professional fees                                                       14                 15                 10
    Other expense                                                          165                148                196
                                                                ---------------   ----------------   ----------------
        Total noninterest expense                                          647                616                648
                                                                ---------------   ----------------   ----------------

INCOME BEFORE INCOME TAXES                                                 374                372                347
    Income taxes                                                           122                123                111
                                                                ---------------   ----------------   ----------------
NET INCOME                                                             $   252            $   249            $   236
                                                                ===============   ================   ================

Net income per Common Share                                            $   .57            $   .57            $   .54
Net income per Common Share - assuming dilution                            .57                .56                .53

Wtd. avg. Common Shares (000)                                          438,856            440,092            436,214
Wtd. avg. Common Shares and potential
    Common Shares (000)                                                443,750            446,568            442,050
Taxable-equivalent adjustment                                               $8                 $9                $11

KEYCORP REPORTS THIRD QUARTER 1998 EARNINGS
OCTOBER 15, 1998
PAGE 8

                        CONSOLIDATED STATEMENTS OF INCOME
                 (dollars in millions, except per share amounts)

                                                                                          Nine months ended
                                                                                  -----------------------------------
                                                                                     09-30-98           09-30-97
                                                                                  ----------------   ----------------
INTEREST INCOME                                                                            $4,114             $3,897

INTEREST EXPENSE                                                                            2,070              1,808

                                                                                  ----------------   ----------------
NET INTEREST INCOME                                                                         2,044              2,089
Provision for loan losses                                                                     220                244
                                                                                  ----------------   ----------------

                                                                                            1,824              1,845

NONINTEREST INCOME
    Service charges on deposit accounts                                                       230                222
    Trust and asset management income                                                         239                194
    Investment banking and capital markets income                                             159                 77
    Credit card fees                                                                           50                 73
    Insurance and brokerage income                                                             68                 64
    Corporate owned life insurance income                                                      72                 60
    Loan securitization income                                                                 32                 19
    Net securities gains                                                                        4                 --
    Gains from sales of branches/subsidiaries                                                  62                 89
    Other income                                                                              212                142
                                                                                  ----------------   ----------------
        Total noninterest income                                                            1,128                940

NONINTEREST EXPENSE
    Personnel                                                                                 913                872
    Net occupancy                                                                             170                164
    Equipment                                                                                 134                131
    Amortization of intangibles                                                                67                 65
    Marketing                                                                                  81                 65
    Professional fees                                                                          46                 34
    Other expense                                                                             452                474
                                                                                  ----------------   ----------------
        Total noninterest expense                                                           1,863              1,805
                                                                                  ----------------   ----------------

INCOME BEFORE INCOME TAXES                                                                  1,089                980
    Income taxes                                                                              353                309
                                                                                  ----------------   ----------------
NET INCOME                                                                                $   736            $   671
                                                                                  ================   ================

Net income per Common Share                                                                 $1.68              $1.53
Net income per Common Share - assuming dilution                                              1.65               1.51

Wtd. avg. Common Shares (000)                                                             439,180            439,140
Wtd. avg. Common Shares and potential
    Common Shares (000)                                                                   445,047            444,340
Taxable-equivalent adjustment                                                                 $26                $33

KEYCORP REPORTS THIRD QUARTER 1998 EARNINGS
OCTOBER 15, 1998
PAGE 9

                  CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEETS
                                  (in millions)

                                                                                 Three months ended
                                                                -----------------------------------------------------
ASSETS                                                             09-30-98          06-30-98           09-30-97
                                                                ---------------   ----------------   ----------------
    Loans                                                              $58,559            $56,441            $52,708
    Investment securities                                                  995              1,141              1,413
    Securities available for sale                                        6,175              6,765              7,399
    Short-term investments                                               1,728              1,422                807
                                                                ---------------   ----------------   ----------------
        Total earning assets                                            67,457             65,769             62,327
    Allowance for loan losses                                             (888)              (888)              (873)
    Cash and due from banks                                              2,481              2,574              2,633
    Other assets                                                         6,836              6,611              6,025
                                                                ---------------   ----------------   ----------------
        TOTAL ASSETS                                                   $75,886            $74,066            $70,112
                                                                ===============   ================   ================


LIABILITIES
    Deposits in domestic offices:
        Noninterest-bearing                                            $ 8,485            $ 8,328            $ 8,551
        Interest-bearing                                                31,425             31,928             32,977
    Deposits in foreign offices-interest-bearing                           954              1,095              2,065
                                                                ---------------   ----------------   ----------------
        Total deposits                                                  40,864             41,351             43,593
    Federal funds purchased and securities
        sold under repurchase agreements                                 7,456              6,773              6,939
    Bank notes and other short-term borrowings                           7,305              7,710              5,001
    Other liabilities                                                    2,724              2,547              2,125
    Long-term debt                                                      11,029              9,511              6,879
                                                                ---------------   ----------------   ----------------
        TOTAL LIABILITIES                                               69,378             67,892             64,537

Capital securities of subsidiary trusts                                    997                766                750

SHAREHOLDERS' EQUITY                                                     5,511              5,408              4,825

        TOTAL LIABILITIES, CAPITAL SECURITIES
             OF SUBSIDIARY TRUSTS AND                           ---------------   ----------------   ----------------
             SHAREHOLDERS' EQUITY                                      $75,886            $74,066            $70,112
                                                                ===============   ================   ================

KEYCORP REPORTS THIRD QUARTER 1998 EARNINGS
OCTOBER 15, 1998
PAGE 10

                CONSOLIDATED YEAR-TO-DATE AVERAGE BALANCE SHEETS
                                  (in millions)

                                                                                          Nine months ended
                                                                                  -----------------------------------
ASSETS                                                                               09-30-98           09-30-97
                                                                                  ----------------   ----------------
    Loans                                                                                 $56,332            $50,778
    Investment securities                                                                   1,110              1,543
    Securities available for sale                                                           6,794              7,672
    Short-term investments                                                                  1,502                573
                                                                                  ----------------   ----------------
        Total earning assets                                                               65,738             60,566
    Allowance for loan losses                                                                (888)              (869)
    Cash and due from banks                                                                 2,558              2,584
    Other assets                                                                            6,631              5,814
                                                                                  ----------------   ----------------
        TOTAL ASSETS                                                                      $74,039            $68,095
                                                                                  ================   ================


LIABILITIES
    Deposits in domestic offices:
        Noninterest-bearing                                                               $ 8,408            $ 8,464
        Interest-bearing                                                                   31,775             33,760
    Deposits in foreign offices-interest-bearing                                            1,097              1,862
                                                                                  ----------------   ----------------
        Total deposits                                                                     41,280             44,086
    Federal funds purchased and securities
        sold under repurchase agreements                                                    7,117              6,809
    Bank notes and other short-term borrowings                                              7,235              4,425
    Other liabilities                                                                       2,555              1,998
    Long-term debt                                                                          9,632              5,388
                                                                                  ----------------   ----------------
        TOTAL LIABILITIES                                                                  67,819             62,706

Capital securities of subsidiary trusts                                                       839                613

SHAREHOLDERS' EQUITY                                                                        5,381              4,776

        TOTAL LIABILITIES, CAPITAL SECURITIES
             OF SUBSIDIARY TRUSTS AND                                             ----------------   ----------------
             SHAREHOLDERS' EQUITY                                                         $74,039            $68,095
                                                                                  ================   ================